EXHIBIT 24
                                                                    ----------
                             POWER OF ATTORNEY

               KNOW ALL MEN BY THESE PRESENTS, THAT EACH PERSON WHOSE SIGNATURE APPEARS BELOW, CONSTITUTES AND APPOINTS ROBERT H. JOSEPH, JR. AND DAVID R. BREWER, JR. AND EACH OF THEM, OUR TRUE AND LAWFUL ATTORNEYS-IN-FACT AND AGENTS, WITH FULL POWER OF SUBSTITUTION AND RESUBSTITUTION, TO DO ANY AND ALL ACTS AND THINGS AND EXECUTE, IN THE NAME OF THE UNDERSIGNED, ANY AND ALL INSTRUMENTS WHICH SAID ATTORNEYS-IN-FACT AND AGENTS MAY DEEM NECESSARY OR ADVISABLE IN ORDER TO ENABLE ALLIANCE CAPITAL MANAGEMENT L.P. TO COMPLY WITH THE SECURITIES ACT OF 1933 AND ANY REQUIREMENTS OF THE SECURITIES AND EXCHANGE COMMISSION IN RESPECT THEREOF, IN CONNECTION WITH THE FILING WITH THE SECURITIES AND EXCHANGE COMMISSION OF THE REGISTRATION STATEMENT ON FORM S-8 UNDER THE SECURITIES ACT OF 1933, INCLUDING SPECIFICALLY BUT WITHOUT LIMITATION, POWER AND AUTHORITY TO SIGN THE NAME OF THE UNDERSIGNED TO SUCH REGISTRATION STATEMENT, AND ANY AMENDMENTS TO SUCH REGISTRATION STATEMENT (INCLUDING POST-EFFECTIVE AMENDMENTS), AND TO FILE THE SAME WITH ALL EXHIBITS THERETO AND OTHER DOCUMENTS IN CONNECTION THEREWITH, WITH THE SECURITIES AND EXCHANGE COMMISSION, TO SIGN ANY AND ALL APPLICATIONS, REGISTRATION STATEMENTS, NOTICES OR OTHER DOCUMENTS NECESSARY OR ADVISABLE TO COMPLY WITH APPLICABLE STATE SECURITIES LAWS, AND TO FILE THE SAME, TOGETHER WITH OTHER DOCUMENTS IN CONNECTION THEREWITH WITH THE APPROPRIATE STATE SECURITIES AUTHORITIES, GRANTING UNTO SAID ATTORNEYS-IN-FACT AND AGENTS, AND EACH OF THEM, FULL POWER AND AUTHORITY TO DO AND TO PERFORM EACH AND EVERY ACT AND THING REQUISITE OR NECESSARY TO BE DONE IN AND ABOUT THE PREMISES, AS FULLY AND TO ALL INTENTS AND PURPOSES AS THE UNDERSIGNED MIGHT OR COULD DO IN PERSON, HEREBY RATIFYING AND CONFIRMING ALL THAT SAID ATTORNEYS-IN-FACT AND AGENTS, AND ANY OF THEM, OR THEIR SUBSTITUTES, MAY LAWFULLY DO OR CAUSE TO
BE DONE BY VIRTUE HEREOF.

Signature                       Title                      Date
---------                       -----                      ----

/s/ Dave H. Williams
----------------------------    Chairman of the Board      March 10, 1998
Dave H. Williams and            Director



/s/ Bruce W. Calvert            Vice Chairman and Director March 10, 1998
----------------------------
Bruce W. Calvert



/s/ John D. Carifa              Director                   March 10, 1998
----------------------------
John D. Carifa



/s/ Claude Bebear
----------------------------    Director                   March 10, 1998
Claude Bebear



/s/ Donald H. Brydon
----------------------------    Director                   March 10, 1998
Donald H. Brydon



/s/ Henri de Castries
----------------------------    Director                   March 10, 1998
Henri de Castries



/s/ Kevin C. Dolan
----------------------------    Director                   March 10, 1998
Kevin C. Dolan



/s/ Denis Duverne
----------------------------    Director                   March 10, 1998
Denis Duverne



/s/ Alfred Harrison
----------------------------    Vice Chairman and Director March 10, 1998
Alfred Harrison



/s/ Benjamin D. Holloway
----------------------------    Director                   March 10, 1998
Benjamin D. Holloway



/s/ Joseph J. Melone
----------------------------    Director                   March 10, 1998
Joseph J. Melone



/s/ Frank Savage
----------------------------    Director                   March 10, 1998
Frank Savage



/s/ Stanley B. Tulin
----------------------------    Director                   March 10, 1998
Stanley B. Tulin



/s/ Reba W. Williams
----------------------------    Director                   March 10, 1998
Reba W. Williams



/s/ Robert B. Zoellick
----------------------------    Director                   March 10, 1998
Robert B. Zoellick